SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[ ] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                       DEL GLOBAL TECHNOLOGIES CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

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               [GRAPHIC OMITTED]               [GRAPHIC OMITTED]

        [DEL MEDICAL LOGO] [VILLA SISTEMI MEDICALI LOGO] [UNIVERSAL LOGO]
         [DYNARAD LOGO] [DEL HIGH VOLTAGE LOGO] [BERTAN LOGO] [RFI LOGO]

                       Del Global Shareholder Presentation
                                    May 2003


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                                   Disclaimer

Statements about future results made in this material may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations and the current economic environment. The Company cautions that these statements are not guarantees of future performance. They involve a number of risks and uncertainties that are difficult to predict including, but not limited to, the ability of the Company to implement its business plan, management changes, changing industry and competitive conditions, obtaining anticipated operating efficiencies, securing necessary capital facilities, favorable determinations in various legal and regulatory matters and favorable general economic conditions. Actual results could differ materially from those expressed or implied in the forward-looking statements. Important assumptions and other important factors that could cause actual results to differ materially from those in the forward-looking statements are specified in the Company's filings with the Securities and Exchange Commission.

Del Global filed with the Securities and Exchange Commission a definitive proxy statement relating to the solicitation of proxies with respect to the Del Global 2003 Annual Meeting of Shareholders. Del Global will file with the Commission, and may file other proxy solicitation materials. Investors and security holders are urged to read the proxy statement and any other proxy solicitation materials (when they become available) because they will contain important information.

Del Global and the Directors and certain of the executive officers of Del Global may be deemed to be participants in the solicitation of proxies in respect of electing the Board of Directors of Del Global at the 2003 Annual Meeting of Shareholders. Additional information with respect to the beneficial ownership of those executive officers and Directors of Del Global common stock is set forth in the definitive proxy statement filed by Del Global with the Commission.

Investors and security holders may obtain a free copy of the preliminary proxy statement and other documents filed by Del Global with the Commission at the Commission's website at http://www.sec.gov. You may also access a copy of Del Global's definitive proxy statement by accessing http://www.delglobal.com. In addition, you may obtain a free copy of the definitive proxy statement by contacting Georgeson Shareholder Communications, Inc. toll free at (800) 545-1782 (banks and brokers call collect at (212) 440-9800).


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                               Table of Contents

Del Global Technologies: A Massive Turnaround...Dramatic Progress        Page 4

Aggressive Growth Strategies                                             Page 11

New Management, Organizational Structure and Board of Directors          Page 14

Del Global's Corporate Governance Standards                              Page 19

The Dissident Group and Del Global's Response to Complaints              Page 21

Conclusion                                                               Page 30

Supplemental Business and Market Information                             Page 32

Director and Executive Biographies                                       Page 41


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                    A Massive Turnaround...Dramatic Progress

When the new management team joined two years ago:

     >    The business was plagued with pervasive fraud

     >    The Company had been unprofitable for years

     >    Product designs were outdated and costly to manufacture

     > Professional standards, practices, competencies and accountability were very poor

Today we are a dramatically different Company:

     >    We now have a strong business

     >    We have a new leadership team that is rebuilding the company

     > We are strategically positioned for growth and are taking tangible steps to improve shareholder value


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Del Global Was A Very Troubled Company In Early 2001

>  SEC investigation                       >  7 independent divisions;
                                              redundant operations and
>  De-listed from NASDAQ                      parochial mindsets

>  Shareholder class action suit           >  Low standards and levels of
                                              competence; poor practices; no
>  Ineffective corporate governance           accountability

>  Unbalanced, non-independent             >  Limited market knowledge
   board of directors
                                           >  Product designs were outdated
>  Default of loan agreements                 and costly to manufacture

>  Pervasive fraud; improper               >  Poor quality practices going
   accounting practices; unprofitable         back 6 years
   for years


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                 The Issues Related To The Prior Board And The
                         Prior Management Are Behind Us

> We settled the shareholder class action litigation and achieved a substantial recovery for class participants

> We reached an agreement in principle with the SEC to claims related to the investigation into financial statements filed by previous management

> We reached a settlement with Del Global's former Chairman/CEO recovering over $440,000 in cash and stock

> We addressed the Department of Defense-related quality issues at our RFI division that dated back to 1997


                                                                               6
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                 Del Global Is Now A Sound Business Financially

> Cash flow from operations improved from a negative $5.8 million in 2001, to a positive $6.3 million in 2002

>  From 2001 to 2002, we improved revenues 6% to $98M from $93M

> We expect to achieve operating profitability in Q4 2003, absent unbudgeted expenses*


                                                           * See next slide    7
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                 Del Global Is Now A Sound Business Financially

We expect to return to operating profitability in the fourth quarter of Fiscal 2003, absent unbudgeted expenses (such as costs associated with a potential settlement with the Department of Defense). In our Power Conversion Group, our forecasted sales for the fourth quarter are fully in backlog, and expectations are based upon current run-rate, demonstrated capacity, shipping schedule and our current cost structure. The completion of the consolidation of our High Voltage division is now beginning to be reflected in higher operating income for this segment, and we expect continuing improvement. In our Medical Systems segment, we are experiencing some market softness particularly in the Middle East and the domestic market, and have reduced operating costs in order to achieve projections of operating income. As a result, we believe that operating income in the fourth quarter for the entire Company will be positive


                                                  Extract from Proxy Filing    8
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                  Del Global Is Now A Strong Business Operationally

> By consolidating 7 businesses to 4, we significantly reduced overhead, strengthened engineering competence and targeted selling activity

> By rapidly implementing lean manufacturing practices and rigorous attention to asset management and cycle time, we are reducing cost and improving responsiveness, quality and customer satisfaction

> By redesigning outdated products for cost and manufacturability, and developing new products and product platforms, we are improving margins and strengthening our competitive position

> We are focused on "rising-tide" markets, where our strong market share and high barriers to entry present significant opportunities for profitable growth


                                                                               9
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              Del Global Is Now A Strong Business Organizationally

> Over 30 high performance senior-level and next-level managers have been recruited from many top international businesses

> These new leaders have brought key competencies and best practices to the Company, high standards of integrity and professional behavior, and a passion for performance

> There is a completely different culture at Del today - clarity of purpose, deeper market and customer knowledge, better systems and ways of doing business, a more skilled and committed workforce, significantly more trust, openness and increased confidence in the future


                                                                              10
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               We Have Developed Aggressive Growth Strategies For
                           The Power Conversion Group

> Focus engineering and sales activities in high growth markets - security, medical, semiconductor, defense and energy

> Accelerate our design-to-market cycle by deepening design partnerships with OEMs, by leveraging product platform engineering development and by improving manufacturing capability

> Expand into select geographic regions - Europe, Japan - by developing OEM partnerships


                                                                              11
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               We Have Developed Aggressive Growth Strategies For
                            The Medical Systems Group

> Extend our reach into select geographical markets - Asia, South America, Eastern Europe - by strengthening local relationships with independent dealers, the World Health Organization and Ministries of Health

> Improve sales and margins through Direct Digital product offerings for new systems sales, and full range low-cost digital upgrades to our extensive installed base worldwide

> Expand and improve our product portfolio through engineering improvements, new products and platforms, partnerships, licensing and acquisitions

> Continue to strengthen our "price-to-performance" market leadership position through lean manufacturing and highly-responsive customer service


                                                                              12
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              We Are Taking Tangible Steps To Re-list The Stock On
                 NASDAQ and Restore Liquidity For Improved Long-
                             Term Shareholder Value

>  November 2002:            Filed first 10-K since 1999

>  January 2003:             Received "no action" letter from SEC

>  February 2003:            Filed initial Form S-1 relating to warrants

>  March 2003:               Improved our D&O insurance coverage

>  April 2003:               Completed recruitment of new, independent Board

>  May 29, 2003:             Annual shareholder meeting; Board of Directors' election

>  By Dec. 2003 (est.):      Re-listing on NASDAQ

                                                                              13
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                The New Management Team Has An Exceptional Track
                 Record Of Rebuilding Underperforming Companies

> Sam Park has led six highly successful turnarounds, shifting company structures, building high performance organizations, focusing on core competencies and positioning technology capabilities for high value

> Tom Gilboy has led six successful financial turnarounds; taking broken businesses through massive recovery and restoring shareholder value. Tom is an expert in the financial elements of a turnaround

> Edward Ferris is an expert in building high performance organizations; he has successfully led seven companies through transformational change

> Dan Pisano has led three successful turnarounds. He is an expert in technology innovation

> Walt Schneider has a long track record of turning under-performing medical imaging businesses into successful operations


                                                                              14
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                We Have A New Leadership Team And A New Structure


Key:
*  New
@  New Reporting Line
#  Promoted

------------------------------------------------------------------------------------------------------------
Edgar J. Smith, Jr.*              Glenda K. Burkhart*        Frank J. Brady*          Steven N. Wertheimer*
     Director                         Director            Chairman of the Board             Director
------------------------------------------------------------------------------------------------------------
                                                      |
------------------------------------------------------------------------------------------------------------
                                               Samuel E. Park*
                                               President & CEO
                                                  Director
------------------------------------------------------------------------------------------------------------
                                                      |
------------------------------------------------------------------------------------------------------------
Daniel J. Pisano, Jr., Ph.D*       Thomas V. Gilboy*           Edward Ferris*           Walter F. Schneider#
         President             Chief Financial Officer       Sr. Vice President             President
  Power Conversion Group                                  Corporate & Organization    Medical Systems Group
                                                                Development
------------------------------------------------------------------------------------------------------------

                              -----------------------------
                               Daniel J. Pisano, Jr., Ph.D*
                                       President
                                 Power Conversion Group
                              -----------------------------
                                            |
----------------------------------------------------------------------------------------
Vice President    Vice President    Vice President    VP Operations &   General Manager
 Engineering         Sales &         Engineering       Plant Manager    RFI Corporation
Jay Maruzzella#      Marketing      Mariano Moran#      Glenn Livi*     Wayne Harrison*
                   Steve Swech*
-----------------------------------------------------------------------------------------

                           --------------------------
                                Thomas V. Gilboy*
                             Chief Financial Officer
                           --------------------------
                                        |
-------------------------------------------------------------------------------
  VP Finance        Corporate        VP Finance           Director
  Del Medical       Controller     Del Power Conv.    Finance & Admin.
     Imaging        Mark Koch*    Annette DiGorga*     Villa Sistemi
Steve Michelson*                                      Emilio Bruschi@
-------------------------------------------------------------------------------


                           --------------------------
                                 Edward Ferris*
                               Sr. Vice President
                            Corporate & Organization
                                   Development
                           --------------------------
                                        |
-------------------------------------------------------------------------------
 Director             Director          HR Director          HR Director
Information         Corporate Dev.       Del Medical           Del Power
Technology            & Planning           Imaging            Conversion
Tapan Shah*          Damien Park*       Jennifer Gooch*          Open*
-------------------------------------------------------------------------------

                             -----------------------
                              Walter F. Schneider#
                                    President
                              Medical Systems Group
                            -----------------------
                                       |
--------------------------------------------------------------------------------
   Global VP       Managing Director
    Sales &          Villa Sistemi         Plant Manager
   Marketing       Annamaria Oliva*        Steve Schiera*
Steve Dahlquist*
--------------------------------------------------------------------------------
                         |
                      Global VP
                     Engineering
                   Luigi Emmanuele#






Del Global Organization Chart Today


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2/01
Sam Park began as acting CEO; Tom Gilboy began as CFO

5/01
Sam Park appointed CEO, President and 5th member of Board

7/01
Agreement in principle to settle shareholder class action suit

11/01
Adopts Shareholder Rights Plan; stock trading at $1.35

12/01
Completes audited balance sheet for FY2000

1/02
Settles Class Action Suit

4/02
Board hires counsel to investigate former CEO allegations

6/02
Board forms independent subcommittee and expands investigation to include Chairman and Chair of Audit Committee

7/02
Independent Director dies, leaving 4-member Board

8/02
CEO and CFO give presentation to SEC on sweeping changes since new management arrived

8/02
Special subcommittee's counsel provides report to SEC

9/02
Company changes corporate counsel

10/02
Board Chairman and Audit Committee Chair receive "Wells Notices" from SEC

11/02
Board Chairman resigns leaving 3-member Board

11/02
Files First Form 10K since 1999

12/02
Board adds new Director - Ed Smith

1/03
Receives "no action" letter from SEC, allowing commencement of re-listing process

2/03
Files registration statement on Form S-1

3/03
D&O insurance coverage improved; Director recruitment intensifies

3/03
Annual Shareholder meeting announced

4/03
2 remaining Directors w/ties to past retire; 3 new Directors appointed; Board expands to 5


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                 The New Board Of Directors Is Highly Qualified

                                   Frank Brady

                     Chairman, Del Global Technologies Corp.
  Pro-bono Chairman of the Board of Trustees for Medical Missions for Children

                                 Glenda Burkhart

            Director; Chair, Stock Option and Compensation committee

Partner with Deltech Consulting Group; Formerly Vice President of Operations and
                  Planning for the Andrew W. Mellon Foundation

                                    Sam Park

                                    Director

                President and CEO, Del Global Technologies Corp.

                                    Ed Smith

              Director; Chair, Nominating and Governance committee

   Former Vice President, General Counsel and Secretary Witco Corporation and
                           General Signal Corporation

                               Stephen Wertheimer

                        Director; Chair, Audit committee

                      Managing Director, W Capital Partners


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             This New Board of Directors Will Make A Big Difference

>   They bring exceptional business credentials and seasoned leadership

> They possess knowledge and contacts that will advance the business dramatically

>   They will assure that long-term shareholder interests - of all shareholders
    - is a clear priority


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                      We Have Established Strict Corporate
                              Governance Standards

> Corporate governance standards and business ethics policies are now consistent with "best practices"

> Both the new management team and the new independent Directors are completely separate from the past

> Four of five Directors are independent; the positions of CEO and Chairman are separate; and only independent directors sit on each Board committee (Audit, Stock Option and Compensation, Nominating and Governance)

> In addition to regularly scheduled board meetings, the independent directors will meet at least twice each year without management


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                     We Are Rebuilding The Company On Every
                                    Front...

            Corporate governance, business strategy, organizational
            capabilities, engineering applications and technologies,
               manufacturing practices, asset management, customer
           interface, information technology, communication systems...


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                              The Dissident Group

> Steel Partners is a New York City hedge fund with a well deserved reputation as a corporate raider

> Steel Partners has taken 5%+ ownership stake in more than 20 micro cap companies, instigated a number of proxy contests and muscled its way onto more than 10 Boards

>  Market value performance of some of these Companies include:

     [ ] SL Industries (SL) - $11 million loss in market value (33%) in one year

     [ ] Tandycraft (TACR) - $16 million loss in market value (100%), de-listed, bankrupt, plans for liquidation

     [ ] Bell Industries (BI) - $34 million loss in market value (71%); ceased trading on NYSE


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                       Steel Track Record - SL Industries
                       33% Loss In Market Value In 1 Year

Steel Initiates Proxy Contest - 11/20/01

                               [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

Nov. 2001       6.800
Dec. 2001       7.900
Feb. 2002       8.200
March 2002      8.100
April 2002      7.700
May 2002        7.800
June 2002       7.400
July 2002       7.300
Aug. 2002       5.600
Sept. 2002      5.400
Oct. 2002       5.450
Nov. 2002       4.350
Dec. 2002       5.650
Feb. 2003       6.900
March 2003      6.050
April 2003      5.810

                                                     Source:  Edgar Online, Inc.

$11 Million Loss In Market Value In One Year
--------------------------------------------

Nov 2001     Steel initiates proxy contest
Jan 2002     Steel gains control of Board
Feb 2002     Warren Lichtenstein takes CEO position; market value $47.2 million
April 2003   Market Value $36.2 million


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                         Steel Track Record - Tandycraft
                            100% Loss In Market Value

Steel Initiates Proxy Contest - 9/18/2000

                               [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

July 2000       2.813
Oct. 2000       2.250
April 2001      0.360
July 2001       0.050
Oct. 2001       0.070
April 2002      0.030
July 2002       0.015
Oct. 2002       0.010
April 2003      0.0002

                                                    Source:  Edgar Online, Inc.

$16.6 Million Loss In Market Value
----------------------------------

Nov 2000    Steel obtains 3 seats on 6 member Board
May 2001    De-listed from NASDAQ; files for bankruptcy
Dec 2003    Sale of all assets to Steel associate; plans to liquidate


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                      Steel Track Record - Bell Industries
                            71% Loss in Market Value

Steel Informs Company Of Intent To Nominate 4
Board Members At Next Annual Meeting

                               [GRAPHIC OMITTED]

[THE FOLLOWING DATA WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

July 1998       11.000
Oct. 1998        9.875
April 1999      10.9375
July 1999        4.625
Oct. 1999        4.5625
April 2000       3.0625
July 2000        2.500
Oct. 2000        2.250
April 2001       2.850
July 2001        2.450
Oct. 2001        1.900
April 2002       2.160
July 2002        1.910
Oct. 2002        1.600
April 2003       1.610

                                                     Source:  Edgar Online, Inc.
$33.6 Million Loss In Market Value
----------------------------------

Jan 1999   Steel acquires 14.5% ownership at avg. price of $10.88
Jan 1999 Steel informs Bell of its intention to nominate 4 members of a 5 member Board
Jun 1999   Bell distributes $5.70/share in cash to shareholders
Dec 1999   Bell distributes $1.30/share in cash to shareholders
Dec 1999   Steel sells most of their ownership btw $6-$8/share
Jan 2000   Steel Group reduces slate nominees to 1 seat on 5 member Board
Mar 2000   Bell Industries ceases trading on NYSE


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                               Sequence Of Events

> The Steel Partners' Group began accumulating Del's stock in late December 2001, increasing its holding from 12% to 18% on April 15(th) 2003. Their cumulative average price per share is $2.80

> On March 21(st) 2003 Steel Partners sent a letter to Del stating that it intends to seek representation on Del's Board at upcoming Annual Meeting

> On March 25(th), CEO Sam Park and CFO Tom Gilboy met with David Wright and discussed offering him one seat on a Board of 5 Directors; Mr. Wright declined

> On March 27(th) Steel Partners announced it was nominating three candidates to Del's Board of Directors in a 13D filing


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                          Sequence Of Events, Continued

> On April 2(nd) David Wright, on behalf of Steel Partners, contacted Del and proposed taking a minority position on the Board if certain conditions were met

> On April 3(rd) Del's Board considered Wright's proposal and agreed to the following:

     [ ] 3 Steel nominees on a Board of 8

     [ ] Chairman and the CEO positions would remain separate

     [ ] No "Executive Committee" could be created without consent from all Directors

     [ ] A Steel nominee will be represented on each committee

     [ ] A Steel nominee can chair the audit committee

     [ ] Agreement to amend the Shareholder Rights Plan and the Company
         By-laws to allow for a shareholder group with more than 25% to call a special meeting; thereafter any reinstatement of the Rights Plan would be enacted by shareholders

     [ ] Inclusion of Steel nominees would not trigger a change in control

     [ ] Del would reimburse David Wright up to $120,000 of total expenses incurred to date


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                         Sequence Of Events, Continued

> In exchange, Del's Board of Directors wanted assurance that Steel Partners would consent to a standstill agreement through December 2004

> In effect, this would grant Del enough time to re-list its common stock on the NASDAQ, improve the liquidity in Del's stock, and begin to allow the stock price to reflect the Company's true value

>  On April 4(th) Mr. Wright declined the offer and filed their proxy

>  On April 18(th) Steel Partners nominated a fourth individual for Director


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               Del Global's Response To The Dissident's Complaints

> We were not in a position to hold a shareholder meeting until the Company was compliant with SEC filings, improved its D&O insurance and was able to recruit new, qualified board nominees for shareholder election

> At the time the Shareholder Rights Plan was instituted for a valid purpose - to assure shareholders of a fair price in the event of an attempted takeover or hostile transaction at a time when the Company did not have audited financials and the stock was trading at $1.35/share

>  The Board is not opposed to the consideration of a sale of the Company

> The Board believes higher returns to our shareholders will more likely be realized through re-listing the stock on a major exchange and growing earnings through the implementation of the Company's strategic business plan, rather than a forced sale of the Company at this time


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                      Impact Of A Steel Partners' Proxy Win

The election of Steel Partners' nominees, and the resulting displacement of the current Board would, we believe, have a detrimental impact on the Company:

> It would have an immediate impact on our turnaround momentum, and the long-term commitment of the new management team assembled over the past year and a half

> It would negatively impact our ability to attract (and retain) highly capable professionals because of uncertainty regarding the future

> It would have an immediate impact on the relationships we have developed with key suppliers and customers and on the perception of the Company's long-term stability


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                                  In Conclusion

> Del Global is a strong, and dramatically different business today; we have well-developed and aggressive growth strategies

>  Many of the things the new management team inherited are largely resolved

> We have recruited an independent, experienced and balanced Board that will make a big difference; Del's Corporate Governance is consistent with best practices

> Steel Partners nominees have no definitive plan for growing shareholder value; many of the things Steel is suggesting they will do, we have already done

> After 2 years of turnaround and investment into the future, shareholders now have the opportunity to realize the significant value inherent in this Company

> We are asking shareholders give the incumbent management the opportunity to continue the momentum we have established


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                  We Are A Dramatically Different Company Today

                            We Have A Strong Business

                                       ^

          We Have A New Leadership Team That Is Rebuilding The Company

                                       ^

       We Are Strategically Positioned For Accelerated Growth And Taking
                   Tangible Steps To Improve Shareholder Value


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                            Supplemental Information


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                                   Locations

U.S. Facilities
---------------

Valhalla, NY
 -Corporate HQ
 -High Voltage Division

Bayshore, NY
 -Electronic Components Division


Franklin Park, Illinois
 -Medical Systems Group

Italian Facility
----------------

Buccinasco (Milan), Italy
 -Medical Systems Group


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                         A Sound Business - Financially

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
 MATERIAL]

FY2000-FY2002 Cash Flow

FY00    FY01    FY02

1.3     (5.3)   6.3

Cash flow from operations (millions)

[THE FOLLOWING INFORMATION WAS REPRESENTED AS A BAR CHART IN THE PRINTED
 MATERIAL]

      Six Months
FY2002 vs. FY2003 Cash Flow

Six Months    Six Months
   FY02          FY03*

   4.3           5.7

Cash flow from operations (millions)

*FY03 Includes $4M tax refund and $2M unusual expenses related to the turnaround


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                      Markets Served - High Voltage Power

                           High Voltage Power Division
                           ---------------------------

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Security
      Airport Explosive Detection Systems
      Explosive Trace Detection
      X-Ray Baggage Inspection

   Medical
      Radiation Oncology
      CT Scanning
      MRI
      Bone Densitometry
      PET Scanning
      Blood Analysis

   Laser

   Military
      CRT Display
      Radar

Analytical Instrumentation
   Mass Spectrometry
   Capillary Electrophoresis
   Spectroscopy
   X-Ray Diffraction

Semiconductor
   Ion Implantation
   Mask Repair
   E-Beam Lithography
   X-Ray Inspection

High Powered E-Beam
   Machining
   Sterilization

Non Destructive Testing
   Food Inspection
   PC Board Inspection
   Structural Inspection


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                      Market Position - High Voltage Power

>  $600 million market

>  $32M revenues in FY2002

>  Leader in Explosive Detection Systems (EDS) Market

>  Competitive advantage in:

     o  Thermo dynamics

     o  Material sciences

     o  Electromagnetic field

>  Advanced application knowledge in:

     o  Monoblock technology (hv power + x-ray tube)

     o  Semiconductor capital equipment

     o  Medical CT

     o  Medical oncology


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                     Markets Served - Electronic Components

[GRAPHIC]                Electronic Components Division
                         ------------------------------

Military                           Industrial
   Guidance & Weapons Systems         Induction Heating
   Communications                     Automotive
                                      Capital Equipment
Commercial
   Power Systems                   Medical
   Telecommunications                 Oncology
   Satellite                          MRI
   Meteorological

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                    Market Position - Electronic Components

>  $100+ million market

>  $12 million revenues in FY2002

>  Leader in noise suppression filters and high voltage magnetics

>  Advanced application knowledge in:

     o  Military & commercial radar

     o  Missile technology

     o  Medical oncology

     o  Communications

     o  Laser guidance systems

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[GRAPHIC]       Markets Served - Medical Systems

National Buying Groups      Teaching Institutions

Hospitals                   Home Health Care

Medical Clinics             Private Practitioners

Orthopedic Clinics          Chiropractic Clinics

Military                    Veterinary Clinics

                            Dental Offices
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[GRAPHIC]               Market Position - Medical Imaging

>  $2.8 billion market

>  $54 million revenues in FY2002

>  Over 160 dealers serving 65 countries

>  Installed in over 100 Countries

> Largest supplier of general purpose radiographic equipment to independent dealers in North America

>  70 years of sales and service expertise

> Excellent reputation for supplying high quality, reliable products and world-class after sales service

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                             Director and Executive
                             ----------------------
                                   Biographies
                                   -----------


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Frank Brady                                                   Director Biography
Chairman, Del Global Technologies Corp.
Pro-bono Chairman of the Board of Trustees for Medical Missions for Children
(MMC)

Mr. Brady co-founded MMC in 1999 to help raise the level of health care in medically underserved communities by enabling doctors to help diagnose and treat patients, share records and X-rays and talk to physicians in the US real-time through advanced video conferencing technology. Prior to MMC, Frank conceived and founded the School of Diplomacy & International Relations at Seton Hall
University for international and US students who wanted a career with the United
Nations.

Frank spent his professional career in the international market. In 1980, after selling his business to General Electric Company of France (CGE) - a $40 billion holding company, he joined the Company as a member of the corporate staff of the Chairman of the Board. Over the next ten years, Frank organized consortiums to pursue contracts in third world countries. In 1997, he left CGE to form a partnership with Nissho Iwai, a $40 billion Japanese trading company, to pursue development projects in third world countries ranging from housing projects and manufacturing facilities to leasing aircraft.

In addition to serving on the Board of MMC, Mr. Brady is Chairman of Medical
Depot, a member of the Board of Directors of The Correctional Telemedicine
Network, and serves as Chairman of the Telemedicine Task Force for St. Joseph's
Regional Medical Center. Mr. Brady has been honored at the UN, has received a certificate of Special Congressional Recognition, and in 2003 received the Federal 100 Award for his contribution to federal information technology.


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                                                              Director Biography

Glenda Burkhart
Chair, Stock Option and Compensation Committee
Partner, Deltech Consulting Group

As a partner with Deltech Consulting Group, Ms. Burkhart provides management consulting services to a variety of clients, including Exxon Mobil and British
Airways.

Previously, Glenda was Vice President of Operations and Planning for the Andrew
W. Mellon Foundation, a not-for-profit corporation making grants of approximately $200 million annually. In this capacity, Glenda had primary responsibility for the Foundation's planning as well as oversight responsibilities for human resources, real estate and facilities, communications and publications, as well as some grantmaking functions. Prior to joining the Foundation, she was Senior Vice President for Corporate Strategic Planning and
Human Resources at Readers Digest Association; Corporate Vice President for
Strategic Planning, Human Resources and Corporate Communications at Millipore
Corporation; head of Organizational Development for Exxon Chemical; and a consultant for Bain & Company.

Glenda earned a Bachelor of Arts in Political Science and a Master of Arts in Education from the University of Missouri.


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                                                              Director Biography

Samuel E. Park
Director, President and Chief Executive Officer

Mr. Park joined Del as acting CEO in March 2001 and was named CEO and President in May 2001.

Prior to joining Del, Sam was President and Founder of the Hibernian Consulting
Group, which specialized in helping manufacturing clients increase the value of their companies. During his career, he has led several industrial businesses, many of them highly successful turnarounds for multinational divisions of Fortune 500 companies. Sam has held Group Executive, CEO and Manufacturing management positions in General Signal Corporation, General Electric Company and
United Utilities PLC. He has been responsible for businesses in 20 countries and traded in 55 countries.

Sam holds a B.S. (Honors) in Electrical Engineering from the University of Salford, England. He is a graduate of the Institute of Electrical Engineers in Great Britain and a graduate of the General Electric Manufacturing Management
Program.


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Edgar J. Smith, Jr.                                           Director Biography
Chair,  Nominating and Governance  Committee
Consultant,  National  Executive Service Corps.
Retired Vice President, General Counsel and Secretary
Witco Corporation and previously of General Signal Corporation

Mr. Smith joined Del's Board of Directors in December 2002.

Ed has served as VP, General Counsel & Secretary to two multibillion dollar publicly traded Corporations. From 1997 until he retired in 1998, Mr. Smith worked for Witco Corporation, a $2 billion leading producer of specialty chemicals and a NYSE company. From 1960 to 1997 Ed was Vice President, General
Counsel and Secretary of General Signal Corporation, a $2 billion NYSE company.

Mr. Smith has extensive experience as Chief Legal Officer in corporate law, governance, and regulatory matters; has implemented Business Code of Conduct, Antitrust, and Environmental Policies; directed shareholder and public reporting/compliance requirements; and negotiated complex domestic and international transactions, including acquisitions, divestitures and joint venture agreements.

Ed received a Bachelor of Arts from Hamilton College and a Juris Doctor from Columbia University School of Law. In addition to his extensive Not-for-Profit organizational work, Ed is a member of the American Bar Association, the New
York Bar Association, and the Association of the Bar of the City of New York.


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Stephen N. Wertheimer                                         Director Biography
Chair, Audit Committee
Managing Director, W Capital Partners

Since 1996 Mr. Wertheimer has been Managing Director of W Capital, a firm that specializes in the acquisition and management of portfolios of private equity investments acquired from corporations and institutions in the secondary market.
Previously, Steve was a managing director at CRT an institutional securities research and brokerage firm focused on high-yield and convertible debt, capital structure arbitrage, mergers and acquisitions, special situations and distressed securities.

Stephen gained significant senior management experience as Managing Director of PaineWebber Inc., running the Firm's investment banking operations in Asia;
Managing Director at First Chicago Corporation, where he specialized in tax-structured domestic and international principal investments for major U.S.
corporations; and Vice President with Bank America's tax financing group making equity investments for the parent corporation.

Mr. Wertheimer is currently a director with three publicly traded companies. At
El Paso Electric he is a member of the Nominating and Corporate Governance
Committee, Executive Committee, International Business Committee, and
Environmental Committee; at Trikon Technologies he is a member of the Audit and Compensation Committees; and at Morris Material Handling he is the Audit
Committee Chairman and member of the Governance and Nominating Committee.

Mr. Wertheimer obtained his Masters of Management from the Kellogg School
Northwestern University and a Bachelor of  Finance & Economics from Indiana
University.


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                                                             Executive Biography

Thomas V. Gilboy
Chief Financial Officer, Treasurer and Secretary

Mr. Gilboy was named Chief Financial Officer, Treasurer and Secretary in March
2001.

Tom has over 20 years of diversified international financial and operating experience. Prior to joining Del, he was Chief Financial Officer of Microwave
Power Devices, a NASDAQ listed electronics company. Previous to this, Tom was CFO in the successful turnaround of PureTec Corporation, a publicly traded plastics company and provided turnaround consulting, internal auditing and interim CFO services for public and private industrial and distribution companies. Previously, he had been CFO of Troy Corporation, a privately owned specialty chemical company. Tom started his career as a CPA with PricewaterhouseCoopers and spent the 1980s in investment banking, principally with JP Morgan Chase and Everen Securities (now Wachovia Securities.)

Tom attended Lehigh University where he earned a bachelor's degree in Business
Administration. He completed his graduate studies at Columbia University where he received a Master's of Business Administration.

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                                                             Executive Biography

Edward Ferris
Senior Vice President
Corporate and Organizational Development

Mr. Ferris joined Del in July 2002. As Senior Vice President of Corporate and
Organizational Development, Edward is responsible for corporate development and planning, information technology, organizational development, human resources and corporate communication.

Prior to joining Del, Edward owned and managed a management consulting firm specializing in business and organizational strategy and held executive positions at ABB, General Signal Corporation and British Telecom, with responsibilities spanning some 44 countries on six continents.

Edward graduated from Manchester University in England, and holds two
Postgraduate Diplomas in Human Resources Management. He is also a Graduate of the Institute of Personnel Management in London, England and, as an adjunct professor, teaches Human Resources Strategic Planning at the Robert J. Milano
Graduate School of Management and Urban Policy in New York City.


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                                                             Executive Biography

Daniel J. Pisano, PhD.
President, Power Conversion Group

Dr. Pisano joined Del in July 2001.

Prior to joining Del, Dan was the co-founder and President of Dynamic Marketing
Corp. a provider of Internet B2B retail marketing services and President of Roper Scientific, Inc., a division of Roper Industries Inc. and a manufacturer of digital cameras. Prior to that, Dan held various executive positions in high technology with BYK-Gardner, Kollmorgen Corporation, Perkin-Elmer Corporation,
EMI Medical, and the Brookhaven National Laboratory.

Dan holds a bachelor's degree in Physics from Columbia University and a Ph.D. in Physics from Yale University.


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                                                             Executive Biography
Walter Schneider
President, Medical Systems Group

Mr. Schneider joined Del Global in September 2000.

Walt has over 44 years of experience in the medical imaging business. As
President of the Medical Systems Group, he has global responsibility for Del
Medical Imaging Corp. and Villa Sistemi Medicali S.p.A.

Prior to joining Del, Walt held several longstanding senior management positions in Trex Medical Corporation and Raytheon, including: President of Trex Medical's
Bennett X-ray, Continental X-Ray and XRE divisions; President of Raytheon
Medical Systems; and President of AMRAD, a Raytheon Company.

Walt started his career in the medical imaging business in 1958 after serving three years in the US Army 11th Airborne Division.


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